194 SA-1
194 SAA-1
                        SUPPLEMENT DATED JUNE 15, 2004
                TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

                         FRANKLIN STRATEGIC INCOME FUND
                                CLASS A, B, C & R
                                  ADVISOR CLASS
                             DATED SEPTEMBER 1, 2003

The Statement of Additional Information (SAI) is amended as follows:

The section entitled "Loan participations" is revised to read as follows:

 LOAN PARTICIPATIONS Loan participations are interests in floating or variable rate senior loans to corporations, partnerships and other entities that operate in a variety of industries and geographical regions. These instruments may be sold without a guarantee by the lending institution, and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at or above par value, the Fund also may be able to acquire loan participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, such loan participations may appreciate in value. An investment in these instruments may carry similar risks as those for defaulted debt securities. Interest payments on these instruments may be reduced, deferred, suspended or eliminated and principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment. Certain loan participations are illiquid and, to that extent, will be included in the Fund's limitation on illiquid investments described under "Illiquid securities."

               Please keep this supplement for future reference